Exhibit 99.2

FULTON FINANCIAL CORPORATION

FINANCIAL HIGHLIGHTS (UNAUDITED)

	Quarter Ended June 30		Variance
	2004	2003	$	%
	(in thousands, except per-share data)
INCOME SUMMARY:
Interest income	$122,024	$107,166	$14,858	13.9%
Interest expense	33,318	32,796	522	1.6%

Net Interest Income	88,706	74,370	14,336	19.3%
Provision for loan losses	800	2,490	(1,690)	-67.9%
Investment securities gains	5,349	4,809	540	11.2%
Other income	31,674	29,725	1,949	6.6%
Other expenses	70,898	58,065	12,833	22.1%

Income Before Income Taxes	54,031	48,349	5,682	11.8%
Income taxes	16,167	14,287	1,880	13.2%

Net Income	$37,864	$34,062	$3,802	11.2%

Fully taxable equivalent (FTE) net interest income	$91,038	$76,774	$14,264	18.6%

PER-SHARE DATA:
Net income:
Basic	$0.31	$0.31	$—	0.0%
Diluted	0.31	0.31	—	0.0%

Cash dividends	0.165	0.152	0.013	8.6%

ENDING BALANCES:
Total assets	$10,556,421	$8,619,287	$1,937,134	22.5%
Loans, net of unearned income	7,042,311	5,391,398	1,650,913	30.6%
Deposits	7,430,988	6,437,023	993,965	15.4%
Short-term borrowings	1,241,522	599,995	641,527	106.9%
Long-term debt	654,886	534,456	120,430	22.5%
Shareholders’ equity	1,107,482	873,659	233,823	26.8%

AVERAGE BALANCES:
Total assets	$10,603,544	$8,422,985	$2,180,559	25.9%
Loans, net of unearned income	6,946,626	5,384,692	1,561,934	29.0%
Deposits	7,448,275	6,324,543	1,123,732	17.8%
Short-term borrowings	1,282,657	596,312	686,345	115.1%
Long-term debt	656,803	540,413	116,390	21.5%
Shareholders’ equity	1,101,590	865,336	236,254	27.3%

FULTON FINANCIAL CORPORATION

FINANCIAL HIGHLIGHTS (UNAUDITED)

	Six Months Ended June 30		Variance
	2004	2003	$	%
	(in thousands, except per-share data)
INCOME SUMMARY:
Interest income	$235,960	$217,350	$18,610	8.6%
Interest expense	64,287	67,342	(3,055)	-4.5%

Net Interest Income	171,673	150,008	21,665	14.4%
Provision for loan losses	2,540	5,325	(2,785)	-52.3%
Investment securities gains	11,177	7,038	4,139	58.8%
Other income	58,089	59,161	(1,072)	-1.8%
Other expenses	133,375	113,947	19,428	17.1%

Income Before Income Taxes	105,024	96,935	8,089	8.3%
Income taxes	31,314	28,830	2,484	8.6%

Net Income	$73,710	$68,105	$5,605	8.2%

Fully taxable equivalent (FTE) net interest income	$176,351	$154,836	$21,515	13.9%

PER-SHARE DATA:
Net income:
Basic	$0.63	$0.61	$0.02	3.3%
Diluted	0.62	0.61	0.01	1.6%

Cash dividends	0.317	0.288	0.029	10.1%

AVERAGE BALANCES:
Total assets	$10,140,019	$8,352,671	$1,787,348	21.4%
Loans, net of unearned income	6,567,307	5,365,939	1,201,368	22.4%
Deposits	7,083,167	6,247,147	836,020	13.4%
Short-term borrowings	1,313,970	603,838	710,132	117.6%
Long-term debt	613,439	540,659	72,780	13.5%
Shareholders’ equity	1,025,658	864,991	160,667	18.6%

FULTON FINANCIAL CORPORATION

FINANCIAL HIGHLIGHTS (UNAUDITED)

	Quarter Ended		Variance
	June 30 2004	March 31 2004
			$	%
	(in thousands, except per-share data)
INCOME SUMMARY:
Interest income	$122,024	$113,936	$8,088	7.1%
Interest expense	33,318	30,969	2,349	7.6%

Net Interest Income	88,706	82,967	5,739	6.9%
Provision for loan losses	800	1,740	(940)	-54.0%
Investment securities gains	5,349	5,828	(479)	-8.2%
Other income	31,674	26,415	5,259	19.9%
Other expenses	70,898	62,477	8,421	13.5%

Income Before Income Taxes	54,031	50,993	3,038	6.0%
Income taxes	16,167	15,147	1,020	6.7%

Net Income	$37,864	$35,846	$2,018	5.6%

Fully taxable equivalent (FTE) net interest income	$91,038	$85,313	$5,725	6.7%

PER-SHARE DATA:
Net income:
Basic	$0.31	$0.31	$—	0.0%
Diluted	0.31	0.31	—	0.0%

Cash dividends	0.165	0.152	0.013	8.3%

ENDING BALANCES:
Total assets	$10,556,421	$9,620,191	$936,230	9.7%
Loans, net of unearned income	7,042,311	6,217,077	825,234	13.3%
Deposits	7,430,988	6,784,175	646,813	9.5%
Short-term borrowings	1,241,522	1,182,473	59,049	5.0%
Long-term debt	654,886	571,964	82,922	14.5%
Shareholders’ equity	1,107,482	968,449	139,033	14.4%

AVERAGE BALANCES:
Total assets	$10,603,544	$9,676,495	$927,049	9.6%
Loans, net of unearned income	6,946,626	6,187,988	758,638	12.3%
Deposits	7,448,275	6,718,058	730,217	10.9%
Short-term borrowings	1,282,657	1,345,285	(62,628)	-4.7%
Long-term debt	656,803	570,075	86,728	15.2%
Shareholders’ equity	1,101,590	949,725	151,865	16.0%

FULTON FINANCIAL CORPORATION

CONSOLIDATED ENDING BALANCE SHEET (UNAUDITED)

	June 30
	2004	2003
	(in thousands)
ASSETS
Cash and due from banks	$335,176	$354,238
Interest-bearing deposits	7,021	5,737
Mortgage loans held for sale	144,050	59,874
Investment securities	2,489,031	2,548,789

Loans, net of unearned income	7,042,311	5,391,398
Less: Allowance for loan losses	(86,539)	(72,240)

Net Loans	6,955,772	5,319,158

Premises and equipment	130,721	121,367
Accrued interest receivable	35,701	31,969
Goodwill	273,715	61,048
Other assets	185,234	117,107

Total Assets	$10,556,421	$8,619,287

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Noninterest bearing	$1,414,770	$1,295,098
Interest-bearing	6,016,218	5,141,925

Total Deposits	7,430,988	6,437,023

Short-term borrowings:
Federal funds purchased	774,128	250,000
Other short-term borrowings	467,394	349,995

Total Short-Term Borrowings	1,241,522	599,995

Accrued interest payable	25,273	24,290
Other liabilities	96,270	144,364
Long-term debt	654,886	534,456
Corporation-obligated mandatorily redeemable capital securities of subsidiary trust	—	5,500

Total Liabilities	9,448,939	7,745,628

Shareholders’ equity:
Common stock	321,277	272,941
Additional paid in capital	892,022	558,087
Retained earnings	38,885	82,091
Accumulated other comprehensive income	(25,747)	25,929
Less: Treasury stock, at cost	(118,955)	(65,389)

Total Shareholders’ Equity	1,107,482	873,659

Total Liabilities and Shareholders’ Equity	$10,556,421	$8,619,287

LOANS AND DEPOSITS DETAIL:
Loans, by type:
Commercial, industrial and financial	$1,818,570	$1,521,626
Commercial - agricultural	324,465	191,902
Real estate - construction	560,865	270,468
Real estate - residential mortgage	504,320	457,620
Real estate - commercial mortgage	2,240,228	1,596,368
Real estate - home equity	1,004,532	759,055
Consumer	522,576	523,197
Leasing and other	66,755	71,162

Total Loans, net of unearned income	$7,042,311	$5,391,398

Deposits, by type:
Noninterest-bearing demand	$1,414,770	$1,295,098
Interest-bearing demand	1,361,379	1,099,470
Savings deposits	1,866,042	1,596,596
Time deposits	2,788,797	2,445,859

Total Deposits	$7,430,988	$6,437,023

FULTON FINANCIAL CORPORATION

CONSOLIDATED INCOME STATEMENT (UNAUDITED)

	Quarter Ended June 30		Six Months Ended June 30
	2004	2003	2004	2003
	(in thousands)
Interest Income:
Loans, including fees	$96,859	$84,541	$185,325	$169,653
Investment securities:
Taxable	19,652	18,390	41,388	39,124
Tax-exempt	2,540	2,526	5,073	5,046
Dividends	992	1,153	1,944	2,301
Other interest income	1,981	556	2,230	1,226

Total Interest Income	122,024	107,166	235,960	217,350

Interest Expense:
Deposits	22,345	24,000	42,695	49,707
Short-term borrowings	3,135	1,692	6,462	3,445
Long-term debt	7,838	7,104	15,130	14,190

Total Interest Expense	33,318	32,796	64,287	67,342

Net Interest Income	88,706	74,370	171,673	150,008
Provision for Loan Losses	800	2,490	2,540	5,325

Net Interest Income after Provision	87,906	71,880	169,133	144,683

Other Income:
Investment management & trust services	8,637	8,809	17,282	17,152
Service charges on deposit accounts	9,929	9,501	19,434	18,717
Other service charges and fees	4,970	4,708	9,996	9,294
Mortgage banking income	6,417	5,841	8,473	11,792
Investment securities gains	5,349	4,809	11,177	7,038
Other	1,721	866	2,904	2,206

Total Other Income	37,023	34,534	69,266	66,199

Other Expenses:
Salaries and employee benefits	42,195	34,494	79,158	67,814
Net occupancy expense	5,859	4,807	11,377	9,887
Equipment expense	2,749	2,588	5,390	5,268
Data processing	2,868	2,776	5,687	5,640
Advertising	1,914	1,787	3,442	3,019
Intangible amortization	1,356	360	2,347	719
Other	13,957	11,253	25,974	21,600

Total Other Expenses	70,898	58,065	133,375	113,947

Income Before Income Taxes	54,031	48,349	105,024	96,935
Income Taxes	16,167	14,287	31,314	28,830

Net Income	$37,864	$34,062	$73,710	$68,105

FULTON FINANCIAL CORPORATION

PER-SHARE INFORMATION AND SELECTED FINANCIAL RATIOS (UNAUDITED)

	Quarter Ended June 30		Six Months Ended June 30
	2004	2003	2004	2003
PER-SHARE INFORMATION:
Net income:
Basic	$0.31	$0.31	$0.63	$0.61
Diluted	0.31	0.31	0.62	0.61

Cash dividends	$0.165	$0.152	$0.317	$0.288
Book value	9.09	7.90	—	—
Tangible book value	6.66	7.25	—	—
Weighted average shares (basic)	122,118	110,709	117,904	110,962
Weighted average shares (diluted)	123,485	111,487	119,372	111,725
Shares outstanding, end of period	121,880	110,626	—	—

FINANCIAL RATIOS:
Return on average assets	1.44%	1.62%	1.46%	1.64%
Return on average equity	13.82%	15.79%	14.45%	15.88%
Net interest margin	3.73%	3.91%	3.76%	3.99%
Efficiency ratio	56.7%	54.2%	55.9%	52.9%
Average equity to average assets	10.4%	10.3%	10.1%	10.4%

FULTON FINANCIAL CORPORATION

CONSOLIDATED AVERAGE BALANCE SHEET (UNAUDITED)

	Quarter Ended June 30		Six Months Ended June 30
	2004	2003	2004	2003
	(In thousands)
ASSETS
Interest-earning assets:
Loans and leases	$6,946,626	$5,384,692	$6,567,307	$5,365,939
Taxable investment securities	2,299,834	2,044,602	2,351,126	2,002,056
Tax-exempt investment securities	272,891	251,813	274,517	246,526
Equity securities	137,528	128,378	134,540	130,825
Short-term investments	122,375	40,526	70,664	47,720

Total Interest-Earning Assets	9,779,254	7,850,011	9,398,154	7,793,066

Non-interest earning assets:
Cash and due from banks	332,653	278,657	316,721	268,164
Premises and equipment	130,737	121,811	126,083	122,589
Other assets	447,700	245,293	381,827	241,731
Less: Allowance for loan losses	(86,800)	(72,787)	(82,766)	(72,879)

Total Assets	$10,603,544	$8,422,985	$10,140,019	$8,352,671

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$1,362,761	$1,085,855	$1,315,716	$1,067,839
Savings deposits	1,857,175	1,596,578	1,808,639	1,566,393
Time deposits	2,841,569	2,461,038	2,636,657	2,486,483

Total Interest-Bearing Deposits	6,061,505	5,143,471	5,761,012	5,120,715

Short-term borrowings	1,282,657	596,312	1,313,970	603,838
Long-term debt	656,803	540,413	613,439	540,659

Total Interest-Bearing Liabilities	8,000,965	6,280,196	7,688,421	6,265,212

Noninterest-bearing liabilities:
Demand deposits	1,386,770	1,181,072	1,322,155	1,126,432
Other	114,219	96,381	103,785	96,036

Total Liabilities	9,501,954	7,557,649	9,114,361	7,487,680

Shareholders’ equity	1,101,590	865,336	1,025,658	864,991

Total Liabilities and Shareholders’ Equity	$10,603,544	$8,422,985	$10,140,019	$8,352,671

AVERAGE YIELDS ON INTEREST-EARNING ASSETS:
Loans and leases (1)	5.61%	6.30%	5.67%	6.38%
Taxable investment securities	3.44%	3.61%	3.54%	3.94%
Tax-exempt investment securities (1)	3.74%	4.02%	3.72%	4.13%
Equity securities (1)	2.90%	3.60%	2.91%	3.55%
Short-term investments	6.51%	5.50%	6.35%	5.18%

Total Interest-Earning Assets	5.02%	5.48%	5.05%	5.62%

AVERAGE COSTS OF INTEREST-BEARING LIABILITIES:
Demand deposits	0.48%	0.55%	0.46%	0.59%
Savings deposits	0.57%	0.69%	0.57%	0.72%
Time deposits	2.56%	3.22%	2.64%	3.32%
Short-term borrowings	0.98%	1.14%	0.99%	1.15%
Long-term debt	4.80%	5.27%	4.96%	5.29%

Total Interest-Bearing Liabilities	1.67%	2.09%	1.68%	2.17%

NET INTEREST MARGIN (FTE)	3.73%	3.91%	3.76%	3.99%

(1)	Yields are not fully-taxable equivalent (FTE).

FULTON FINANCIAL CORPORATION

LOAN QUALITY INFORMATION (UNAUDITED)

	Quarter Ended June 30		Six Months Ended June 30
	2004	2003	2004	2003
	(in thousands)
Gross charge-offs	$1,627	$2,962	$4,315	$6,911
Recoveries	1,183	926	2,702	1,906

Net Charge-offs	$444	$2,036	$1,613	$5,005

Net charge-offs to average loans	0.03%	0.15%	0.05%	0.19%

Non-accrual loans	$21,961	$26,811
Accruing loans 90+ days overdue	9,314	11,266
Other real estate owned	1,119	808

Total Non-Performing Assets	$32,394	$38,885

Non-accrual loans to total loans	0.31%	0.50%
Non-performing assets to total loans and OREO	0.46%	0.72%
Non-performing assets to total assets	0.31%	0.45%
Allowance to loans	1.23%	1.34%

FULTON FINANCIAL CORPORATION

CONSOLIDATED INCOME STATEMENT (UNAUDITED)

	Quarter Ended
	June 30 2004	March 31 2004
	(in thousands)
Interest Income:
Loans, including fees	$96,859	$88,466
Investment securities:
Taxable	19,652	21,736
Tax-exempt	2,540	2,533
Dividends	992	952
Other interest income	1,981	249

Total Interest Income	122,024	113,936

Interest Expense:
Deposits	22,345	20,350
Short-term borrowings	3,135	3,327
Long-term debt	7,838	7,292

Total Interest Expense	33,318	30,969

Net Interest Income	88,706	82,967
Provision for Loan Losses	800	1,740

Net Interest Income after Provision	87,906	81,227

Other Income:
Investment management & trust services	8,637	8,645
Service charges on deposit accounts	9,929	9,505
Other service charges and fees	4,970	5,026
Mortgage banking income	6,417	2,056
Investment securities gains	5,349	5,828
Other	1,721	1,183

Total Other Income	37,023	32,243

Other Expenses:
Salaries and employee benefits	42,195	36,963
Net occupancy expense	5,859	5,518
Equipment expense	2,749	2,641
Data processing	2,868	2,819
Advertising	1,914	1,528
Intangible amortization	1,356	991
Other	13,957	12,017

Total Other Expenses	70,898	62,477

Income Before Income Taxes	54,031	50,993
Income Taxes	16,167	15,147

Net Income	$37,864	$35,846

FULTON FINANCIAL CORPORATION

PER-SHARE INFORMATION AND SELECTED FINANCIAL RATIOS (UNAUDITED)

	Quarter Ended
	June 30 2004	March 31 2004
PER-SHARE INFORMATION:
Net income:
Basic	$0.31	$0.31
Diluted	0.31	0.31

Cash dividends	$0.165	$0.152
Book value	9.09	8.51
Tangible book value	6.66	7.21

Weighted average shares (basic)	122,118	113,691
Weighted average shares (diluted)	123,485	114,681
Shares outstanding, end of period	121,880	113,738

FINANCIAL RATIOS:
Return on average assets	1.44%	1.49%
Return on average equity	13.82%	15.18%
Net interest margin	3.73%	3.79%
Efficiency ratio	56.7%	55.0%
Average equity to average assets	10.4%	9.8%

FULTON FINANCIAL CORPORATION

CONSOLIDATED AVERAGE BALANCE SHEET (UNAUDITED)

	Quarter Ended
	June 30 2004	March 31 2004
	(In thousands)
ASSETS
Interest-earning assets:
Loans and leases	$6,946,626	$6,187,988
Taxable investment securities	2,299,834	2,402,420
Tax-exempt investment securities	272,891	276,143
Equity securities	137,528	131,553
Short-term investments	122,375	18,953

Total Interest-Earning Assets	9,779,254	9,017,057

Non-interest earning assets:
Cash and due from banks	332,653	300,789
Premises and equipment	130,737	121,428
Other assets	447,700	315,953
Less: Allowance for loan losses	(86,800)	(78,732)

Total Assets	$10,603,544	$9,676,495

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$1,362,761	$1,268,671
Savings deposits	1,857,175	1,760,104
Time deposits	2,841,569	2,431,742

Total Interest-Bearing Deposits	6,061,505	5,460,517

Short-term borrowings	1,282,657	1,345,285
Long-term debt	656,803	570,075

Total Interest-Bearing Liabilities	8,000,965	7,375,877

Noninterest-bearing liabilities:
Demand deposits	1,386,770	1,257,541
Other	114,219	93,352

Total Liabilities	9,501,954	8,726,770

Shareholders’ equity	1,101,590	949,725

Total Liabilities and Shareholders’ Equity	$10,603,544	$9,676,495

AVERAGE YIELDS ON INTEREST-EARNING ASSETS:
Loans and leases (1)	5.61%	5.75%
Taxable investment securities	3.44%	3.64%
Tax-exempt investment securities (1)	3.74%	3.69%
Equity securities (1)	2.90%	2.91%
Short-term investments	6.51%	5.28%

Total Interest-Earning Assets	5.02%	5.08%

AVERAGE COSTS OF INTEREST-BEARING LIABILITIES:
Demand deposits	0.48%	0.43%
Savings deposits	0.57%	0.57%
Time deposits	2.56%	2.73%
Short-term borrowings	0.98%	0.99%
Long-term debt	4.80%	5.14%

Total Interest-Bearing Liabilities	1.67%	1.69%

NET INTEREST MARGIN (FTE)	3.73%	3.79%

(1)	Yields are not fully-taxable equivalent (FTE).

FULTON FINANCIAL CORPORATION

LOAN QUALITY INFORMATION (UNAUDITED)

	Quarter Ended
	June 30 2004	March 31 2004
	(in thousands)
Gross charge-offs	$1,627	$2,688
Recoveries	1,183	1,519

Net Charge-offs	$444	$1,169

Net charge-offs to average loans	0.03%	0.08%

Non-accrual Loans	$21,961	$19,594
Accruing loans 90+ days overdue	9,314	10,758
Other real estate owned	1,119	356

Total Non-Performing Assets	$32,394	$30,708

Non-accrual loans to total loans	0.31%	0.32%
Non-performing assets to total loans and OREO	0.46%	0.49%
Non-performing assets to total assets	0.31%	0.32%
Allowance to loans	1.23%	1.26%